Exhibit 10.16

                     ASSIGNMENT OF OIL AND GAS LEASE




STATE OF TEXAS     }
                   }  KNOW ALL MEN BY THESE PRESENTS
COUNTY OF CROCKETT }



     THAT, WHEREAS, on July 23, 1997, J. B. Miller and wife, Ethel Miller and

Robert Eugene Miller, individually and as Attorney-in-Fact for Vicky Pearce

Miller, as Lessors, did execute and deliver a certain Oil and Gas Lease to

EXP, Inc., covering the following described land in Crockett County, Texas,

to-wit:


     All that certain lot, tract, or parcel of land in Crockett County, Texas, being described as the East Half of Survey 30, Block 000, original grantee, J. Metcalf, Certificate 648, Abstract 4526, containing 640 acres and the West half of Survey 30, Block 00-0, original grantee,
     J. Metcalf, Certificate 648, Abstract 4296, containing 640 acres and all being situated in Crockett County, Texas;

and which lease is duly recorded in Vol. 546, Page 757, of the Official Public

Records of Crockett County, Texas to which reference is here made for a complete description of the property therein conveyed and for all of the terms and conditions of such lease;  and,

     WHEREAS, such lease insofar as the interest hereinafter conveyed, is now owned by EXP, Inc.;

     NOW, THEREFORE, for good and valuable consideration of the sum of Ten &

no/100 dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned EXP, Inc.

does hereby grant, bargain, sell, transfer, assign and convey  a 87.5% working interest in an 80% net revenue interest of the total production, subject to that certain Letter Agreement between EXP, Inc. and Natural Gas Technologies,

Inc., dated July 15, 1997, a copy of which is on file in the offices of NGT,

to NATURAL GAS TECHNOLOGIES, INC. , whose address is 16775 Addison Rd., Suite


300, Dallas, Texas  75248,

     This assignment is made without warranty of title either expressed or implied, and the terms hereof shall extend to the parties hereto, their heirs,

representatives, successors and assigns.

     This instrument is signed this 24th day of July, 1997, and it shall be effective at 7:00 a.m. on July 24, 1997.


                                          EXP, Inc.



                                          /S/ JERRY MOEN
                                          Jerry Moen, President






STATE OF TEXAS     }
                   }
COUNTY OF DALLAS   }

     This instrument was acknowledged before me on this 24TH day of July, 1997, by Jerry Moen, known to me to be President of EXP, Inc. and acting in that capacity.

                                          [UNREADABLE]
                                          Notary Public